Exhibit 10.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (No. 333-12256) and Registration Statement on Form S-8 (No. 333-81300) of InfoVista SA of our report dated July 27, 2004, except for Note 2 for which the date is October 14, 2005, relating to the financial statements of InfoVista SA, which appears in the Annual Report on Form 20-F of InfoVista SA for the year ended June 30, 2006.
Neuilly-sur-Seine, France
October 5, 2006

/s/ Jean-Francois Châtel PricewaterhouseCoopers Audit